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                                                                     EXHIBIT 4.1

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

VICINITY CORPORATION

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 925653 10 7

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF VICINITY CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

SECRETARY

PRESIDENT AND CEO


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE
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VICINITY CORPORATION

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM    N    as tenants in common
        TEN ENT    N    as tenants by the entireties
        JT TEN     N    as joint tenants with right of
                        survivorship and not as tenants
                        in common



                UNIF GIFT MIN ACT N     ......................... Custodian
 ..............................
                                     (Cust)
(Minor)
                                under Uniform Gifts to Minors
                                Act
 .................................................................
                                                          (State)
                UNIF TRF MIN ACT N   ................. Custodian (until age
 ....................)
                             (Cust)
                            ............................ under Uniform Transfers
                                          (Minor)
                                to Minors Act
 ........................................................
                                                                  (State)

Additional abbreviations may also be used though not in the above list.



    FOR VALUE RECEIVED,
hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated



THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


X
X
NOTICE:



Signature(s) Guaranteed








By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.